UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Executive Compensation Overview
ExxonMobil
Energy lies here™
2016
Audio Webcast
May 12, 2016 10:00 a.m. CT
Jeffrey J. Woodbury
Vice President, Investor Relations and Secretary
Randy Powers
Compensation, Benefit Plans & Policies Manager
Before you cast your vote on Management Resolution Item 3 - Advisory Vote to Approve Executive Compensation, please review the content of the Executive Compensation Overview, as well as the more detailed information included in the Compensation Discussion and Analysis, compensation tables, and narrative in ExxonMobil’s 2016 Proxy Statement.

Agenda
Introduction
Shareholder Engagement
Key Highlights of the Executive Compensation Program Shareholder Proposals Q&A
Definitions of Frequently Used Terms and all footnotes included in this presentation are contained at the back of this presentation.

• Good morning and welcome to today’s webinar during which Randy Powers and I will cover key highlights of ExxonMobil’s executive compensation program and shareholder proposals.
• As in prior years, this webinar is part of a broad shareholder outreach effort at the direction of the Compensation Committee of the Board of Directors.
• We realize you might be engaging with several companies during this time of the year so we would like to thank you for taking the time to participate this morning.
• We will leave time today at the end of our prepared remarks for questions and answers. Please feel free to submit your questions via the Internet at any time during the session.
• The definition of compensation-related terms such as realized and unrealized pay differs in some respect from compensation totals reported in the proxy statement tables. Definitions of these terms, as well as definitions of certain financial and other terms indicated by footnote on these slides are included at the back end of this presentation.
• Before you cast your vote on Management Resolution Item 3 – Advisory Vote to Approve Executive Compensation, we encourage you to review the content of the Executive Compensation Overview, as well as the more detailed information included in the Compensation Discussion and Analysis, compensation tables, and narrative in ExxonMobil’s 2016 Proxy Statement.
• You may also refer to the Investors section of our website, www.exxonmobil.com, for additional information and definitions of key financial and operating terms that we will use today.
1

Shareholder Engagement
¡Ongoing engagement is important
-Keeps shareholders informed on relevant business matters
¡Variety of venues:
-Shareholder meetings, including Annual Shareholders Meeting
-Website and publications
-Webcasts
¡Established procedures for direct communication with Directors
¡Value shareholder input, considered in company deliberations

• We believe ongoing engagement with our shareholders is vitally important, and keeping shareholders informed on relevant business matters is a key priority for us.
• The Company connects with shareholders through a variety of venues. We engage directly with key shareholders throughout the year to maintain contact and address issues of interest, and we strive to respond to all shareholder inquiries. Of course, the annual shareholders meeting is a time when we interface with many individual and institutional shareholders. Our corporate website, Company publications, and webcasts such as this, are other ways that we communicate with you and provide important information about your Company.
• The Board also has established procedures for shareholders to communicate directly with individual directors, including the Presiding Director, Board committee members, or the non-employee directors as a group. More information about the process for communicating with directors may be found on Page 13 of our proxy statement.
• Our key message here is that we welcome and value input from all shareholders; such input is taken seriously by the Company and considered in Company deliberations.
• Randy, specific to ExxonMobil’s executive compensation program, what are the key messages you want to leave participants with today?
2

Key Messages and Why Vote “For” Say-On-Pay? Shareholder Engagement and Prior Say-On-Pay Vote 2015 Say-On-Pay
Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Key Messages
How did we perform?
>How do we link performance and pay?
>How did we pay?
>How do we manage risk?
Leading safety performance
Relative performance across 7 key metrics and over time periods aligned with investment lead times of the business determines the level of individual long-term stock and bonus awards
Overall CEO reported pay down 18 percent and realized pay down 15 percent, reflective of industry downturn
Significant stock holding requirement through long vesting periods
Earnings of $16.2 billion
CEO realized and unrealized pay at 43rd percentile of benchmark companies over tenure
Unvested stock is at risk of forfeiture and cannot be used as collateral for any purpose, including during retirement
Distributed $15.1 billion to shareholders
Ultimate value of long-term stock awards determined by share price at vest No change-in-control arrangements
Industry-leading ROCE of 7.9 percent
Vesting periods that are 3 times longer than competitors
No employment contracts
Resilience and value of integrated business model reinforced by relative performance during industry downturn
Strong bonus clawback policy
Strongest balance sheet among industry peers
Why Vote “For” Say-On-Pay?
Solid business performance through the commodity cycle relative to industry peers
Compensation is based on significant performance differentiation
Program design includes extended risk profile and is aligned with the Company’s business model and the interests of long-term shareholders

• I would like to start today’s overview by reflecting on the strategic design choices in our executive compensation program that underpin our goal of achieving sustainable growth in shareholder value. Specifically, our compensation program is designed to reward outperformance, drive sustainability, and ensure alignment with our business model.
• Throughout this webinar, I will highlight the following 3 critical design pillars of our program that in combination help us achieve this:
1. Our program has a strong performance basis by requiring industry-leading performance over investment lead times of the business.
2. Our program includes a share-denominated strategy that ensures the same number of awards each year for a given performance category and pay grade.
3. Our program entails long vesting periods, far exceeding common industry practice.
• In addition, I will frame the level of ExxonMobil CEO’s compensation relative to benchmark companies.
• The slide in front of you contains the key messages across 4 questions; let me highlight just a few:
• First, how did we perform?
- With earnings of $16.2 billion, a ROCE of 7.9 percent, and $15.1 billion in shareholder distributions, our Company has maintained its leading position relative to industry peers.
• Second, how do we link performance and pay?
- The Compensation Committee considers relative performance across 7 key metrics and over time periods aligned with the long investment lead times of the business to determine the level of individual bonus and long-term stock awards.
• Third, how did we pay?
- Overall CEO reported pay is down 18 percent and realized pay is down 15 percent.
- ExxonMobil CEO’s combined realized and unrealized pay over his tenure is at the 43rd percentile of benchmark companies in 2015 (39th percentile from 2006 to 2014).
• Fourth, how do we manage risk?
- For our senior executives, long-term stock awards vest 50 percent in 5 years and 50 percent in 10 years or retirement, whichever is later. These long vesting periods result in a significant stock holding requirement. This design feature holds executives accountable for decisions made today on projects that may not be fully commercial for several years. Moreover, unvested stock is at risk of forfeiture and cannot be used as collateral for any purpose.
- I would also highlight that our senior executives do not have change-in-control arrangements, employment contracts, or severance agreements.
3

Executive Summary
How did we perform? How do we link performance and pay? How did we pay? How do we manage risk?
Key Messages and Why Vote “For” Say-On-Pay? | Shareholder Engagement and Prior Say-On-Pay Vote | 2015 Say-On-Pay
2015 Say-On-Pay
• Say-On-Pay Results: 90.1 percent “For”
We heard positive feedback from shareholders on:
- Extensive shareholder engagement
- New disclosure on the 7 key performance metrics that determine the number of long-term stock awards at grant
- Long-term vesting as a unique design feature that requires stock holding through the commodity cycle
- Market orientation based on realized and unrealized pay
We also identified two improvement opportunities from our dialogue with shareholders:
- Further clarify how, in our program, performance criteria at grant (versus vest) strengthen the linkage between performance and pay, and allow for longer vesting periods. The combination of performance criteria at grant and longer vesting results in alignment with shareholder interests in a way that exceeds more traditional performance shares
- Increase disclosure on how the performance award matrix determines the level of individual stock and bonus awards

• As Jeff mentioned in his opening remarks, ongoing shareholder engagement is a high priority for ExxonMobil and the Compensation Committee of the Board of Directors. We are committed to engagement between shareholders and the Company to fully understand the diverse viewpoints on the topic of executive compensation and to ensure shareholder understanding of ExxonMobil’s executive compensation program.
• The Compensation Discussion and Analysis (CD&A) and Executive Compensation Overview describe in detail our exchange with shareholders in 2015 both before and after the vote on executive compensation.
• The 2015 advisory vote resulted in 90.1 percent of votes in support of the Say-On-Pay resolution.
• We heard positive feedback from shareholders on our extensive shareholder engagement, the new disclosure on the 7 key performance metrics, our long vesting periods, and the analysis of market orientation based on realized and unrealized pay.
• In response to shareholder feedback, we identified two improvement opportunities which we have addressed in this year’s disclosure. We will be reviewing specific charts and data to elaborate on these key points during this webinar.
1. We have further clarified how, in our program, performance criteria at grant (versus vest) strengthen the linkage between performance and pay and allow for longer vesting periods. The combination of both the performance criteria at grant and longer vesting results in alignment with shareholder interests in a way that exceeds more traditional performance shares.
2. We have enhanced disclosure on how the performance award matrix determines the level of individual stock and bonus awards.
• As mentioned earlier, the Compensation Committee assesses CEO performance on the basis of 7 key metrics across companies within the oil and gas industry of similar scale and complexity and over investment leads times of the business.
• Jeff, how would you characterize ExxonMobil’s performance in 2015?
4

Executive How do we link Summary performance and pay?
How did we pay?
How do we manage risk?
Safety and ROCE
Shareholder Returns
Free Cash Flow and Shareholder Distributions
Strategic Business Results
Industry-leading performance across companies within the oil and gas industry of similar scale and complexity formed the basis for compensation decisions made by the Compensation Committee in 2015
1. Safety and Operations Integrity
Leading safety performance; results are a leading indicator of business performance and underscore safety as a core value
Lost-Time Injuries and Illnesses Rate:
ExxonMobil Workforce(1) U.S. Petroleum Industry Benchmark(2) (incidents per 200,000 work hours)
0.30
0.25
0.20
0.15
0.10
0.05
0
2006 07 08 09 10 11 12 13 14 2015
2. Return on Average Capital Employed (ROCE)(3)
Balanced and highly competitive portfolio of resources, assets, and products in each business segment, resulting in industry-leading ROCE
2015 5-Year Average 10-Year Average (percent)
25
20
15
10
5
0
-5
ExxonMobil Chevron Shell Total BP

• Thank you, Randy
• As you mentioned, the Compensation Committee evaluates 7 key metrics including safety and operations integrity, return on average capital employed (ROCE), total shareholder return (TSR), free cash flow, shareholder distributions, strategic business results, and project execution.
• While the Committee does not assign a specific weight to each of these 7 key metrics, safety performance and return on average capital employed (ROCE) are given the highest priority in evaluating CEO performance.
• Specifically to 2015, workforce safety performance for both our employees and contractors remained strong in the industry.
• As to ROCE, ExxonMobil significantly outperformed industry peers across all 3 time periods.
- In 2015, ExxonMobil’s ROCE of 7.9 percent was about 4 percentage points higher than our nearest competitor.
- Over the past 5 and 10 year periods, ExxonMobil’s ROCE was close to double the weighted average of industry peers.
5

Executive How do we link Summary performance and pay?
How did we pay?
How do we manage risk?
Safety and ROCE
Shareholder Returns
Free Cash Flow and Shareholder Distributions
Strategic Business Results
Industry-leading performance across companies within the oil and gas industry of similar scale and complexity formed the basis for compensation decisions made by the Compensation Committee in 2015
3.10-Year Cumulative Returns(4)
Superior relative returns through a range of economic environments and business cycles
Maintaining leadership position despite industry downturn
Cumulative Shareholder Returns:
ExxonMobil Industry Group Average(5)
Brent Priced(6)
(percent)
(dollars per barrel)
120
100
80
60
40
20
0
2006 07 08 09 10 11 12 13 14 2015
120
100
80
60
40
20
0
4. Total Shareholder Return (TSR)(4)
Leading the industry in TSR in all performance periods, most notably over time periods aligned with long investment lead times of our business
ExxonMobil Industry Group Average(5) (percent)
15
10
5
0
-5
-10
-15
-20
1 Year 3 Years 5 Years 10 Years 20 Years 30 Years

• Charts 3 and 4 depict shareholder returns.
• Specific to 10-year cumulative returns, ExxonMobil has generated superior returns through a range of economic environments and cycles, including strong relative performance through the industry downturn.
– The addition of Brent price over this same 10-year period provides an illustration of the performance of the oil and gas industry.
• Chart 4 on the right depicts total shareholder return, comparing ExxonMobil and Industry Group average over a number of different time periods.
• While we recognize that our 1- and 3-year TSR is negative, this chart demonstrates our leading performance, most notably over longer periods of time.
– If we were to compare this chart with a similar chart last year, it would demonstrate that ExxonMobil actually sustained or increased its lead over industry peers.
6

Executive How did How do we link How did How do we
Summary we perform? performance and pay? we pay? manage risk?
Safety and ROCE Shareholder Returns Free Cash Flow and Shareholder Distributions Strategic Business Results
Industry-leading performance across companies within the oil and gas industry of similar scale and complexity formed the basis for compensation decisions made by the Compensation Committee in 2015
5. Free Cash Flow(7)
Superior cash flow provides capacity for investments and shareholder distributions
Generated $346.8 billion since 2006
2015 5-Year Average 10-Year Average (dollars in billions)
35
30
25
20
15
10
5
0
-5
ExxonMobil Chevron Shell Total BP
6. Shareholder Distributions(8)
Leading shareholder distributions through the cycle
Distributed 54 cents of every dollar of cash flow generated from 2006 to 2015
2015 5-Year Average 10-Year Average (yield, percent)
8
7
6
5
4
3
2
1
0
ExxonMobil Chevron Shell Total BP

• Another measure of the value created by ExxonMobil through strong financial and operating performance is the amount of free cash that provides capacity for investments and shareholder distribution.
• ExxonMobil generated about $6 billion of free cash flow in 2015, reflective of our disciplined capital allocation approach. We significantly outperformed industry peers both on a 5-year and 10-year average and cumulative basis.
– As an example, on a 10-year basis, ExxonMobil’s free cash flow was close to 3 times that of our nearest competitor.
• Since 2006, ExxonMobil generated $346.8 billion of free cash flow, which has supported our growing and reliable dividend and industry-leading shareholder distributions.
• As you can see on Chart 6, ExxonMobil shareholder distributions led the industry over the last 5 and 10 years. In 2015 alone, ExxonMobil distributed $15.1 billion to shareholders through dividends and share buybacks for a total cash distribution yield of 4 percent.
• On average, 54 cents of every dollar generated by the business over the last 10 years has been distributed to our shareholders.
7

Executive Summary | How did we perform? | How do we link performance and pay? | How did we pay? | How do we manage risk?

Safety and ROCE | Shareholder Returns | Free Cash Flow and Shareholder Distributions | Strategic Business Results

Industry-leading performance across companies within the oil and gas industry of similar scale and complexity formed the basis for compensation decisions made by the Compensation Committee in 2015

7. Strategic Business Results and Project Execution[9]

A. Upstream: Capital-Efficient Resource Developments

- Quality resource base, investment discipline, innovative designs, and superior project execution deliver a capital-efficient portfolio
- Start-up of 22 major projects since 2012, adding almost 1 million oil-equivalent barrels per day of working interest capacity, with plans to bring another 10 major projects online by 2017
- Leading track record of proved reserves replacement; replaced 115 percent since 2006

B. Downstream and Chemical: Value of Premier Integrated Businesses

- Generating superior results and solid cash flow through the cycle
- Full value-chain market view and integrated facilities enable more effective response to business environment
- 80 percent of refining capacity integrated with chemical or lube basestock manufacturing facilities
- Strategically investing at advantaged sites to enhance performance

C. Unparalleled Financial Flexibility

- Capacity to execute business strategy through the cycle
- Substantial flexibility to respond to opportunities
- Result of prudent financial management
- Unmatched access to capital on the most attractive terms
- Stable, attractive partner and capable investor of resources


(Total Capitalization, dollars in billions)[10]
400
300
200
100
0
ExxonMobil
Chevron
Shell
Total
BP
5
10
15
20
25
(Leverage, percent)[10]

• This brings us to our strategic business results and project execution highlights.
• For our Upstream business segment, focus is on capital-efficient resource developments. As an example, we have started up 22 major projects since 2012, which in combination will add almost 1 MOEBD of working interest capacity. Furthermore, we have another 10 major projects coming on stream by 2017.
• The results of our Downstream and Chemical business segments are demonstrating the value of premier integrated businesses. We continue to strategically invest at advantaged sites to enhance their performance. We believe that a full value-chain market view and integrated facilities enable a more effective response to the current business environment.
• Our industry-leading performance across all 7 metrics is resulting in our unparalleled financial position which provides us the flexibility and capacity to execute our business strategy through the cycle.
• Chart 7C demonstrates ExxonMobil’s leading performance in two areas: (1) total capitalization which is calculated as net debt plus market capitalization, and (2) leverage which represents net debt as a percentage of total capitalization.
– As to total capitalization, I will note that ExxonMobil’s total capitalization is at about the level of Chevron and Shell combined.
• While S&P has recently lowered its credit rating on ExxonMobil, this chart demonstrates ExxonMobil’s balance sheet superiority among industry peers.
• In summary, I do believe these charts underscore ExxonMobil’s industry-leading performance across all 7 metrics.
• Randy, we are often questioned on how we link performance and pay and how performance criteria determine the overall level of pay. Could you elaborate more on this?
8

Executive Summary How did we perform? How do we link performance and pay? How did we pay? How do we manage risk?
Design Objectives | Compensation Committee Decisions | Highest Performance Standards | Scale and Complexity
Design Objectives
Compensation program that rewards outstanding performance, promotes retention, and encourages long-term business decisions
Performance Differentiation
Overall level of individual stock and bonus award grants is determined by the relative performance of the business
Each executive’s total compensation is highly differentiated by individual performance
Career Orientation
Effective leadership results from broad range of experiences across the business cycle
– CEO and other Named Executive Officers have career service with ExxonMobil ranging from 23 to more than 40 years
Focus on attracting and retaining best talent available for a lifelong career
Requires a compensation program that promotes retention by delaying majority of annual compensation and placing it at risk of forfeiture
Succession Planning and Continuity of Leadership
Strong belief that executive talent should be developed and promoted from within
Continuity of leadership helps achieve critically important sustainable risk management

Thank you, Jeff. Let me start by drawing the connection between performance and pay.
From a compensation program design perspective, we seek to reward outstanding performance, promote retention, and encourage long-term business decisions.
Each executive’s total compensation is highly differentiated by individual performance. Last year, we disclosed the performance award matrix to illustrate this level of differentiation and how relative performance of the Company determines the level of individual stock awards. This year, we have added the allocation of short-term awards to this depiction. I will cover this in more detail in a minute.
In terms of our career orientation, we believe that the Company benefits from leadership that is built over a lifelong career and includes a broad range of experiences across the business cycle. As an example, our current CEO has over 40 years of career service with ExxonMobil.
Developing talent from within enables ExxonMobil to ensure continuity of leadership which in turn helps achieve sustainable risk management and sustainable growth in shareholder value.

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Design Objectives
Compensation Committee Decisions
Highest Performance Standards
Scale and Complexity
Compensation Committee Decisions
• Industry-leading performance over investment lead times of the business required in the following 7 key areas to achieve a top quintile bonus and long-term stock award:
- Safety and Operations Integrity
- Return on Average Capital Employed (ROCE)
- Total Shareholder Return (TSR)
- Free Cash Flow
- Shareholder Distributions
- Strategic Business Results
- Project Execution
• Experience and level of responsibility are also key factors in assessing the contributions of individual executives
• Tally sheets and pension modeling provide detailed information, by pay element, and allow for assessment against publicly available data for similar positions at comparator companies
Benchmarking
• Evaluation of level of compensation requires comparison against other U.S. companies that generally have large scale and complexity, capital intensity, international operations, and proven sustainability over time
AT&T Ford Motor Company Pfizer
Boeing General Electric Procter & Gamble
Caterpillar IBM United Technologies
Chevron Johnson & Johnson Verizon
• Assessment of business and individual performance requires comparison against companies of similar scale and complexity in the same industry
•
Chevron Royal Dutch Shell Total BP

As you highlighted, Jeff, the Compensation Committee considered the Company’s performance across 7 key metrics.
While not explicitly mentioned, the results in the areas of corporate governance, diversity, and other goals pertinent to sustainable growth in shareholder value are also considered in the overall assessment.
Specific to benchmarking, I would highlight that we use a different set of companies when assessing the appropriateness of pay versus when assessing overall Company performance.
We believe that evaluating an appropriate level of compensation requires comparison against other large U.S. companies with similar size, scale, scope, and complexity.
Assessing performance, however, is more meaningful if measured against other companies that face similar industry dynamics and several of these companies are European-based firms.

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Design Objectives
Compensation Committee Decisions
Highest Performance Standards
Scale and Complexity
Highest Performance Standards
Performance must be high in all 7 key areas for executive officers to receive an overall superior evaluation
- Outstanding performance in one area will not cancel out poor performance in another
Annual performance assessment through well-defined process, covering executive officers and more than 1,700 executives worldwide across multiple business lines and staff functions
Performance assessments are spread across 5 quintiles, each of which corresponds to an award level, widely differentiated between highest and lowest quintile
Chart 8 illustrates distribution of stock and bonus awards by individual performance category (quintile) and pay grade, with awards for quintiles 2 through 5 expressed as a percentage of the highest quintile target
All 21 executive officers are expected to perform at the highest level or they are replaced
If it is determined that another executive would make a stronger contribution than the current officer, a succession plan is implemented and the incumbent is reassigned or separated
8. Performance Criteria and Award Matrix
Industry-Leading Performance in All 7 Key Areas:
Safety and Operations Integrity
Return on Average Capital Employed (ROCE)
Total Shareholder Return (TSR)
Free Cash Flow
Shareholder Distributions
Strategic Business Results
Project Execution
Performance Award Matrix
Quintile
1 2 3 4 5 Stock Award 100% 80% 50% 30% 0% Bonus 100% 80% 60% 50% 0%
Performance CEO Management Committee Presidents Executives Pay Grade
Different award by quintile and by pay grade

The link between performance and pay is most apparent in the way in which we establish the highest performance standards.
Ultimately, for our executive officers to receive an overall superior evaluation, performance must be high in all 7 key areas. This also means that outstanding performance in one area will not cancel out poor performance in another.
Based on feedback from shareholders, we first disclosed the performance award matrix last year with a focus on our long-term stock awards.
Chart 8 now illustrates the distribution of stock and bonus awards by individual performance category (quintile) and by pay grade.
As this chart demonstrates, award levels are widely differentiated by performance and range from 100% to 0% depending on how the Company and the executive perform with respect to the 7 key metrics.
To be clear, industry leading performance over the investment lead times of the business is required in determining both the short term and long term incentive awards. This assessment of performance serves both programs.
Many companies use formulas with pre-set goals for their bonus and/or equity programs. We consider industry-leading performance across all 7 metrics to be the goal and only if this goal is met, will executives receive a top category bonus and equity award.
The performance award matrix also builds on a share-denominated strategy which means that for any given performance level and pay grade combination, the number of awards is the same.
- We believe that the current stage of the commodity price cycle in our industry is providing an opportunity to contrast this approach with other programs in which shares and options are increased to address the decline in the value of prior grants.
While chart 8 illustrates the award levels for all 5 performance categories, for our 21 executive officers specifically, they are expected to perform at the highest level or they are replaced. If it is determined that another executive would make a stronger contribution than one of the current officers, a succession plan is implemented and the incumbent is reassigned or separated from the Company.
We can make this statement because our development model results in a deep bench of qualified talent for senior positions generated by a disciplined management development and succession planning process.
Within this framework and based on the results Jeff shared with you earlier, the Compensation Committee determined that the CEO continues to demonstrate performance represented by the top performance category (quintile) in the performance award matrix.

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Design Objectives
Compensation Committee Decisions
Highest Performance Standards
Scale and Complexity
Scale and Complexity
(2015 Revenue, dollars in billions)
300 250 200 150 100 50 0
ExxonMobil
ExxonMobil Downstream
Ford Motor Company
AT&T
Verizon
Chevron
General Electric
Boeing
IBM
Procter & Gamble
Johnson & Johnson
United Technologies
Pfizer
Caterpillar
ExxonMobil Chemical ExxonMobil Upstream
9. Scale of ExxonMobil vs. Benchmark Companies(1)
Chart illustrates scale of ExxonMobil and each business segment on the basis of 2015 revenue
All 3 business segments on a stand-alone basis would rank among other large companies based on revenue
ExxonMobil far exceeds the median of compensation benchmark companies based on revenue (2.9x), market capitalization (1.8x), total assets (2.5x), net income (2.2x), and capital expenditures (8.5x)
Furthermore, ExxonMobil is positioned between the 90th and 100th percentiles in each of these dimensions
The Compensation Committee considers scale and complexity as relevant factors in assessing the appropriateness of pay levels

I would like to finish this section by highlighting chart 9 which puts in perspective the scale and scope of ExxonMobil and its 3 business segments versus our compensation benchmark companies.
The primary factor in determining compensation levels by the Compensation Committee is business and individual performance, as measured across the 7 key metrics we covered previously.
However, the Committee also believes that the compensation program should recognize that our senior executives are responsible for managing a larger investment on behalf of shareholders relative to that of most other large, publicly traded companies. And as such, the size and complexity of ExxonMobil are considered among several factors.

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Bonus Program
Equity Program
CEO Compensation
CEO Pay vs. Benchmark Companies
Programs applied consistently for the past 14 years to all executives worldwide, including the CEO
Bonus Program
Three performance factors determine the annual bonus and focus executives on sustainable growth in shareholder value:
1. Size of annual bonus pool determined by a formula, aligned with change in annual earnings
Annual Percent Change in Earnings
X Two-Thirds(1)
= Percent Change in Bonus Program
2. Individual grant levels determined by business and individual performance
3. Half of annual bonus delayed until cumulative earnings per share (EPS) reach a specified level; EPS threshold at $6.50 in 2014/2015
10. Change in Earnings vs. Change in Bonus Program
ExxonMobil Earnings
Bonus Program (percent)
100
80
60
40
20
0
-20
-40
-60
2002 03 04 05 06 07 08 09 10 11 12 13 14 2015
2015 bonus represents 9 percent of CEO’s reported pay and is down 35 percent versus 2014, in line with change in earnings in 2015

Let me now turn to the “how did we pay” section. Before we focus on the level of CEO compensation, I will share highlights of our bonus and equity programs, both of which have been applied consistently for the past 14 years to all of our executives worldwide, including the CEO.
The annual bonus is determined by 3 performance factors which, in combination, ensure our executives are focused on sustainable growth in shareholder value.
The size of the annual bonus pool is closely aligned with changes in annual earnings per the formula depicted on this slide. Chart 10 illustrates how this formula has been applied consistently since inception in 2002, including years in which earnings declined.
Individual grant levels are determined by business and individual performance per the performance award matrix I covered earlier.
Half of the annual bonus is delayed until cumulative earnings per share reach a specified level. Over the years, the EPS threshold has been raised from $3.00 per unit in 2001 to $6.50 in 2014/2015. The purpose of this delay is to strengthen our forfeiture flexibility.
Consistent with 2015 earnings, the CEO’s bonus was down 35 percent versus 2014.
I’d like to note that the bonus is intentionally kept as a small portion of the CEO’s total compensation (9 percent in 2015) to reflect the Compensation Committee’s continuing emphasis on long-term compensation.
13

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Bonus Program
Equity Program
CEO Compensation
CEO Pay vs. Benchmark Companies
Programs applied consistently for the past 14 years to all executives worldwide, including the CEO
Equity Program
Three design principles in combination result in performance and risk profiles aligned with the returns of long-term shareholders:
1. Number of shares at grant determined by business and individual performance
2. Value of shares at vest determined by share price at vest
3. Time between grant and vest aligned with investment lead times of the business
Vesting periods for senior executives far exceed typical three-year vesting that is common across most industries
Stock awards vest 50 percent in 5 years from grant date and 50 percent in 10 years or retirement, whichever is later; these stock holding requirements are not accelerated upon retirement
Better aligns with time frames over which business decisions affect long-term shareholder value
Example - Stock Award Grant vs. Vest Period for CEO, assuming retirement in 2017
Award GRANTED based on business and individual performance
2006 07 08 09 10 2011 12 13 14 15 2016 17 18 19 20 21 22 23 24 25 2026
Awards VEST valued at share price when vested
Performance criteria at grant allow ExxonMobil to have long vesting periods while maintaining a significant award performance basis
2015 stock award represents 67 percent of CEO’s reported pay; number of shares granted is consistent with 2014, reflective of ExxonMobil’s industry-leading performance in all 7 key areas over investment lead times of the business

This brings me to the equity program which is underpinned by 3 design principles that in combination result in performance and risk profiles aligned with the returns of long-term shareholders:
We previously covered the performance award matrix which determines the number of shares at grant on the basis of business and individual performance.
The value of shares at vest is determined by share price at vest.
The time between grant and vest represents long vesting periods, aligned with the long investment lead times of our business.
Attaching performance criteria at grant (versus vest) results in strong alignment between performance and pay, and allows for much longer vesting periods.
To illustrate these long vesting periods, which far exceed industry practice, we have mapped out the period over which the CEO is receiving grants (2006 to 2016, assuming retirement in 2017), and the period over which his awards vest (2011 to 2026).
We believe that tying the actual award value to the stock price at vest creates the ultimate measurement and links to Company performance. It ensures the executive’s commitment to creating long-term, sustainable growth in shareholder value while at the same time providing a strong retention mechanism for consistently high-performing ExxonMobil executives who are highly sought after in the industry.
In 2015, 67 percent of the CEO’s reported compensation represented restricted stock units, with the number of shares granted consistent with 2014 as a result of the Committee’s assessment that the CEO’s performance warranted sustained top quintile performance.
14

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Bonus Program
Equity Program
CEO Compensation
CEO Pay vs. Benchmark Companies
CEO Compensation
11. Reported Pay
Pay granted to CEO in 2015 is down 18 percent versus 2014
Change reflective of industry downturn and resulting primarily from decrease in annual bonus and share price
Salary
Bonus
Stock Awards
All Other Compensation
Change in Pension Value(1)(2)
(dollars)
$496,704
$21,254,625
$3,670,000
$2,717,000
$4,683,892
$455,420
$21,420,000
$3,670,000
$2,867,000
-18%
$3,036,167
$540,291
$18,288,000
$2,386,000
$3,047,000
2013
2014
2015
Total Reported Pay:
$28,138,329
$33,096,312
$27,297,458
12. Reported Pay vs. Realized Pay
Realized pay represents on average 47 percent of total reported pay over CEO’s tenure
Delta results from large portion of reported pay in equity with long vesting periods
Reported Pay
Realized Pay
(dollars in millions)
40
35
30
25
20
15
10
5
0
2006 07 08 09 10 11(3) 12 13 14 2015
Realized Pay as a Percentage of Reported Pay:
30% 47% 32% 31% 49% 71% 39% 56% 55% 57%

• With this in mind, let me now shift to CEO compensation.
• Chart 11 depicts reported pay as covered in the Summary Compensation Table (SCT), for 2013, 2014, and 2015.
• In 2015, CEO reported pay was down 18 percent, reflective of the industry downturn and resulting primarily from a decrease in the annual bonus and share price used to value the equity grant.
– Overall reported pay is at about the same level as in 2007 and 2009
– Excluding change in pension value, CEO pay was down 15%
• Close to two-thirds of total CEO compensation is in the form of long-term equity. In line with our previous discussion on long vesting periods, this means that the CEO will not actually receive these stock grants for many years in the future, and until such time unvested awards remain at risk of forfeiture.
• As such, looking at reported pay in isolation is not the most complete way to assess compensation. For this reason, we have disclosed CEO realized and unrealized pay and received positive feedback from our shareholders on the additional perspective it provides.
• Specifically, chart 12 depicts realized pay (in red) compared to reported pay (in blue) for the CEO’s tenure.
– As a reminder, realized pay includes compensation actually received by the CEO during the year, including among others, salary, current cash bonus, payouts of previously granted earnings bonus units, market value at vesting of previously granted stock awards, and all other compensation realized during the year.
– Of note, if calculated over the CEO’s tenure for the period 2006 to 2015, realized pay represents on average 47 percent of reported pay, reflective of the long vesting periods associated with his equity grants.
15

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Bonus Program
Equity Program
CEO Compensation
CEO Pay vs. Benchmark Companies
CEO Compensation
13. Realized Pay vs. Benchmark Companies(4)
CEO’s realized pay is below the median of benchmark companies for most of his tenure
In 2015, CEO’s realized pay ranked 7 of 13
ExxonMobil
Compensation Benchmark Company:
Median
Highest
(dollars in millions)
80
60
40
20
0
2006 07 08 09 10 11(3) 12 13 14 2015
14. Realized and Unrealized Pay(4)
CEO’s combined realized and unrealized pay over his tenure is at the 43rd percentile of compensation benchmark companies
CEO’s Tenure 2006 to 2015
ExxonMobil
Percentile
Position
Realized Pay
29%
9 of 13
Combined Realized and Unrealized Pay
43%
8 of 13
With pension value and nonqualified deferred compensation included, the orientation is between the 43rd and 65th percentiles, depending on the method of quantifying pension values

Chart 13 compares CEO realized pay for ExxonMobil to that of compensation benchmark companies, and puts in perspective why relying solely on reported pay to determine CEO compensation market orientation may not result in the right conclusions.
More specifically, realized pay can differ significantly from reported pay for companies that grant stock options and/or have formula-based pay with steep payout factors.
In 2015, ExxonMobil CEO’s realized pay ranked 7 of 13 among the compensation benchmark companies versus 2 of 13 for reported pay.
ExxonMobil CEO’s realized pay of $15.6 million compares to benchmark companies’ median of close to $16 million and high of $39 million.
It should be noted that ExxonMobil CEO’s compensation has been below the median for the entire period with the exception of 2011, which included the exercise of his last stock option grant in 2001.
This leaves one final step in the analysis, market orientation on the basis of combined realized and unrealized pay, which is reflected in chart 14.
Over his tenure, since 2006, ExxonMobil CEO’s combined realized and unrealized pay was at the 43rd percentile.
For this purpose, “unrealized pay” represents the current value – not the grant date value used for reporting in the SCT – of outstanding unvested cash and stock-based incentive awards as well as the current market value of unexercised “in the money” stock options granted during the years 2006 to 2015. Award values are based on target levels of formula-based awards and fiscal year-end 2015 stock prices.
We believe that this in-depth analysis provides a more balanced and accurate perspective on how ExxonMobil CEO’s compensation compares to that of compensation benchmark companies.
I believe, Jeff, this answers the question on how we link performance and pay and how performance criteria determine the overall level of pay.
Upon reflection, the current industry environment is providing an important illustration of the value of sustainable risk management so I would like to finish my remarks with a focus on how ExxonMobil manages risk within the framework of our executive compensation program.
16

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Long Vesting Through The
Cycle
Long Vesting and Investment Lead Times
Periodic Assessment of Program Design
Sound Governance Practices
Long Vesting Periods
ExxonMobil’s vesting periods far exceed competitors, are strongly integrated with our business model, and are aligned with long-term shareholder interests
Resulting in extensive stock holding through the commodity cycle
15. Integration of Industry Environment and Compensation Program Design
Chart depicts cumulative vested shares year on year, as compared to Brent price as an indicator of oil and gas industry performance
Illustrates that a program with shorter term vesting enables an opportunity to monetize and diversify investment of realized pay at a much faster pace
In this example, in 2013, on the eve of a greater than 50 percent crude price decline, an alternate formula-based program with three-year vest resulted in payout of 84 percent of awards granted versus ExxonMobil program where only 19 percent of awards granted had vested
? ExxonMobil (1) ? Alternate(2) ? Brent Price(3)
(number of vested shares) (dollars per barrel)
1,200
All awards fully vested
120
1,000
100
800
80
600
60
400
40
200
20
0
0
2006 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 2026

Our long vesting periods far exceed competitor practice and are strongly integrated with our business model and the interests of our long-term shareholders, particularly in an industry with significant exposure to volatile commodity prices.
Chart 15 illustrates cumulative vested shares year over year for 2 distinct programs.
ExxonMobil’s program (depicted in red) in which 50 percent of an annual grant vests in 5 years, and the remaining 50 percent vests in 10 years or retirement, whichever is later.
An alternate, formula-based program (depicted in blue) in which annual grants vest in 3 years based on relative TSR compared to industry peers.
This chart illustrates cumulative vested shares assuming a grant of 100 shares each year between 2006 and 2016, as compared to Brent price which has a significant impact on industry earnings.
This chart shows that, as an example, in 2013, close to the peak of Brent crude prices, the alternate program vested 84 percent of awards granted, compared to 19 percent in the ExxonMobil program.
The chart illustrates that programs with a shorter term vesting schedule enable an opportunity to monetize and diversify investment of stock-based compensation at a much faster pace, which we believe is not aligned with the interests of our long-term shareholders.
17

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Long Vesting Through The Cycle
Long Vesting and Investment Lead Times
Periodic Assessment of Program Design
Sound Governance Practices
Long Vesting Periods
ExxonMobil’s vesting periods far exceed competitors, are strongly integrated with our business model, and are aligned with long-term shareholder interests
Reflective of long investment lead times and well aligned with ExxonMobil’s business model
16. Integration of Project Net Cash Flow and Compensation Program Design
Chart depicts frequency and pace of vested shares each year, as compared to typical net cash flow of a major ExxonMobil project
Illustrates high degree of variability and earlier payout of an alternate formula-based program, which is not aligned with the impact of project decisions spanning a longer period of time
In this example, assuming retirement in 2017, the majority of ExxonMobil awards remain unvested, thus holding the executive accountable many years in the future for business decisions made 12 years prior
ExxonMobil(1) Alternate(2) Project Net Cash Flow
(number of vested shares) (dollars in billions)
300
1.5
200
1.0
100
0
0.5
0
-0.5
-1.0
-1.5
-2.0
-2.5
2006 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
2026

Chart 16 depicts the same programs as chart 15 but illustrates the frequency and pace of vested shares each year, as compared to the typical net cash flow of a major ExxonMobil project.
In this example, the alternate, formula-based program provides a high degree of variability and earlier payout, which is not aligned with the impact of a typical ExxonMobil project.
Assuming retirement in 2017, the majority of ExxonMobil awards remain unvested, thus holding the executive accountable many years in the future for business decisions made 12 years prior.
18

Executive
How did
How do we link
How did
How do we
Summary
we perform?
performance and pay?
we pay?
manage risk?
Long Vesting
Long Vesting and
Periodic Assessment
Sound
Through The Cycle
Investment Lead Times
of Program Design
Governance Practices
Periodic Assessment of Program Design
The Compensation Committee periodically evaluates alternate long-term equity programs, including a methodology based on three-year relative TSR
Charts 15 and 16 demonstrate that such a program enables a faster payout schedule, not aligned with the Company’s business model nor the interests of long-term shareholders
In confirming the design of our long-term equity program, the Compensation Committee took into consideration that:
Long-term equity programs in which performance criteria apply to the vest date require greater line of sight and thus shorter vesting periods
Earlier payout schedules entail a leveraged formula that could focus executives on short-term results at the expense of long-term sustainable growth in shareholder value
ExxonMobil executives see a one-for-one change in compensation through share price, aligned with the experience of the long-term shareholder
After retirement, ExxonMobil senior executives continue to have grants unvested, which are at risk of forfeiture for 10 years, and cannot be used as collateral for any purpose
A requirement to demonstrate leadership in all 7 key performance areas establishes a significant performance standard at grant which in turn allows ExxonMobil to maintain its uniquely long vesting periods

A key step in ensuring that our compensation program addresses the requirement of sustainable risk management includes a periodic assessment of our program. The Compensation Committee periodically evaluates alternative program designs.
The last two charts clearly demonstrate that programs with shorter term payout schedules are not aligned with ExxonMobil’s business model nor the interests of our long-term shareholders.
More specifically,
Long-term equity programs in which performance criteria apply to the vest date require greater line of sight and thus shorter vesting periods.
Earlier payout schedules entail a leveraged formula that could focus executives on short-term results at the expense of long-term sustainable growth in shareholder value.
ExxonMobil executives see a one-for-one change in compensation through share price, aligned with the experience of the long-term shareholder.
After retirement, ExxonMobil senior executives continue to have grants unvested, which are at risk of forfeiture for 10 years, and cannot be used as collateral for any purpose.
For these reasons, the Compensation Committee confirmed that a requirement to demonstrate leadership in all 7 key performance areas establishes a significant performance standard at grant which in turn allows ExxonMobil to maintain its uniquely long vesting periods.
19

Executive Summary
How did we perform?
How do we link performance and pay?
How did we pay?
How do we manage risk?
Long Vesting Through The Cycle
Long Vesting and Investment Lead Times
Periodic Assessment of Program Design
Sound Governance Practices
Sound Governance Practices
How our program encourages the highest performance standards:
Keeps executives focused on delivering industry-leading results over long periods of time, aligned with the Company’s business model
Holds executives accountable for many years, extending well beyond retirement
Aligns the financial gains or losses of each executive with the experience of long-term shareholders
Supports retention and continuity of leadership by encouraging a career orientation
How our program discourages inappropriate risk taking:
Extensive stock holding requirement through total compensation that is heavily weighted towards the equity program with long vesting periods
Unvested stock awards and the delayed payout of half of the annual bonus are subject to forfeiture for resignation or detrimental activity, with no accelerated payout at retirement
Strong bonus clawback policy
No employment contracts, severance agreements, or change-in-control arrangements
Grant decisions based on share-denominated basis (versus price basis) reinforce risk/reward profile of our program
No guaranteed bonuses or additional grants to balance changes in value of prior grants
Our program is applied consistently to all executives, including the CEO

• And finally, I would like to highlight that our program is underpinned by sound governance practices.
• Most of these we have covered in detail throughout this presentation and are based on a desire to encourage significant performance differentiation and discourage inappropriate risk taking.
• In closing, let me bring us back to how we have strategically designed our compensation program to reward outperformance, drive sustainability, and ensure alignment with our business model in support of our overall goal of achieving sustainable growth in shareholder value.
• I hope I have been able to articulate how, in our compensation program, 3 critical design pillars in combination help us to achieve this goal:
1. Our program has a strong performance basis by requiring industry-leading performance over investment lead times of the business.
2. Our program includes a share-denominated strategy that ensures the same number of awards for a given performance category and pay grade.
3. Our program entails long vesting periods, far exceeding common industry practice.
• With that, Jeff, I would like to turn it back to you.
20

Vote ‘FOR’ Item 3:
Advisory Vote to Approve Executive Compensation
ExxonMobil’s compensation program supports a business model that has weathered volatile commodity prices and industry business cycles for many years.
Our compensation program has contributed to a culture of performance, integrity, realiability, and consistency.
The Company has taken additional steps to address questions raised by shareholders including, on multiple occasions, careful considerations of alternative methods of granting stock-based awards.
Our compensation program is designed to ensure that executives maintain an unwavering focus on the long-term performance of the business and the interests of shareholders.
We believe ExxonMobil’s business model and supporting compensation program will continue to serve shareholders well in the future.
YOUR VOTE IS IMPORTANT: PLEASE VOTE ‘FOR’ ITEM 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Thanks Randy
On behalf of your Board of Directors, we recognize your vote is important and encourage you to carefully consider the information provided today and vote FOR the advisory vote to approve executive compensation.
ExxonMobil’s compensation program supports a business model that has weathered volatile commodity prices and industry business cycles for many years and consistently generated industry-leading financial and operating performance and shareholder returns over a very long time.
The compensation program sets ExxonMobil apart and has established a strong culture of performance, integrity, reliability, and consistency. We hope that you as shareholders recognize that the compensation program has been a key ingredient in achieving these objectives.
ExxonMobil is a proven leader in financial performance, project execution, and technology and has upheld its reputation as a safe, responsible, and reliable operator. Thanks to our strong track record, we remain the partner of choice for many resource owners.
It is our belief that ExxonMobil’s business model and supporting compensation program are effective in achieving the objectives of long-term shareholders. This is especially evident in the current commodity price environment, and we believe it will continue serving shareholders well through the full range of economic and industry business cycles.
21

Shareholder Proposals
The Board recommends you vote AGAINST the following proposals:
Item 4 Independent Chairman
Item 5 Climate Expert on Board
Item 6 Hire an Investment Bank
Item 7 Proxy Access Bylaw
Item 8 Report on Compensation for Women
Item 9 Report on Lobbying
Item 10 Increase Capital Distributions
Item 11 Policy to Limit Global Warming to 2oC
Item 12 Report on Impacts of Climate Change Policies
Item 13 Report Reserve Replacements in BTUs
Item 14 Report on Hydraulic Fracturing

SHAREHOLDER PROPOSALS
• I would now like to take a few moments to comment on the shareholder proposals in our proxy statement. We have had robust dialogue with the proponents for each of the proposals submitted, some of which have resulted in proposals ultimately being withdrawn. Further, we have carried on these discussions with our broader shareholders.
• I do want to reinforce the comment made at the beginning of our webcast that we truly value these communications and we encourage ongoing engagement.
• The 11 shareholder proposals on this slide are those that remain from our engagements and are before our shareholders for consideration. I’ll now touch on each proposal very briefly to highlight the Board’s reasoning for their recommendation.
22

Shareholder Proposals - Governance
INDEPENDENT CHAIRMAN (Item 4) - AGAINST
Reasons:
• Board retains flexibility to determine appropriate governance structure
• 85% of Board is independent
• Presiding Director provides independent Board leadership
• Authority to call, chair and set agenda in executive sessions of non-employee directors
• Consults with Chairman on regular Board meetings

INDEPENDENT CHAIRMAN (ITEM 4)
The first few shareholder proposals touch on governance matters. First among them is a proposal requesting a policy and an amendment to our bylaws that require the Chairman to be an independent member of the Board.
• The Board doesn’t support this proposal because it removes its flexibility to determine the appropriate governance structure that will best serve the long-term interest of our shareholders.
• Note that the Board is comprised of independent directors except for the CEO and President, which represents about 85% of the total Board. Further, the Audit, Compensation, Board Affairs, and Public Issues committees are comprised solely of independent directors.
• The Presiding Director provides independent Board leadership, as he has the authority to call, chair and set the agenda in executive sessions of non-employee directors.
• Further, the Presiding Director consults with Chairman on regular Board meetings, including schedules and agendas, and provides feedback to the Chairman from the independent directors.
23

Shareholder Proposals - Governance
CLIMATE EXPERT ON BOARD (Item 5) - AGAINST
Reasons:
Director candidates required to have breadth of experience / demonstrated expertise in managing large, global, complex organizations (See Guidelines)
Directors must possess capabilities to address full range of business risks (incl. climate)
Current Board comprised of members with credentials, proficiencies and experience to address climate related issues
- Nine science and engineering degrees
- Relevant experience / leadership in range of environmental matters
Access to environmental and climate expertise

CLIMATE EXPERT ON BOARD (ITEM 5)
The second shareholder proposal asks the Company to add a climate expert on the Board.
• The Board’s published Guidelines for the Selection of Non-Employee Directors requires candidates to have the breadth of experience and demonstrated expertise in managing large, global, complex organizations.
• Further, all directors must possess capabilities to address full range of business risks, including those associated with the risk of climate change.
• In this regard, the current Board is comprised of members with credentials, proficiencies and experience to address climate related matters. Board members hold nine science and engineering degrees and have relevant experience and leadership in a range of environmental matters, including water, alternative energies, energy conservation, global climate issue management, and environmental innovation.
• Additionally, the Board has access to environmental and climate expertise via regular briefings by Company professionals, which include the sharing of external perspectives on the status of science, research and development, and public policy.
24

Shareholder Proposals - Governance
HIRE AN INVESTMENT BANK (Item 6) - AGAINST
Reasons:
• Business strategies maximize long-term shareholder value – Includes asset divestments when highest value option
• Returned $357 billion to shareholders over last 15 years through distributions

HIRE AN INVESTMENT BANK (ITEM 6)
Next is a shareholder proposal to hire an investment bank to explore the sale of the Company.
- The Company pursues business strategies that maximize long-term shareholder value; its asset management discipline includes considering asset divestments when they are the highest value option for shareholders.
- Over the last 15 years, ExxonMobil has returned $357 billion to shareholders through dividends and share repurchases, in a sustainable manner, without having to dismantle the Company or undermine its proven business model.
25

Shareholder Proposals - Governance
PROXY ACCESS BYLAW (Item 7) - AGAINST
Reasons:
Support objectives of maintaining high quality / independent board, with broad access to potential candidates
Existing process robust:
- Ensures required skills, backgrounds and competencies
- Shareholders have ability to recommend nominees
- All directors stand for re-election annually
Proposal creates business risk:
- Contentious election process
- Influence of special-interest groups / single-issue participants

PROXY ACCESS BYLAW (ITEM 7)
Item #7 is a shareholder proposal to adopt a proxy access bylaw.
• The Board agrees with the underlying objective of maintaining a high quality and independent board, with broad access to potential candidates.
• The existing director nomination process is robust, as it ensures the required skills, backgrounds and competencies to maintain a highly qualified Board. The current process also provides shareholders the ability to suggest non-employee candidates for consideration to Board and further, all directors stand for re-election annually.
• The Board believes that this proposal would create business risk, as it could result in a contentious election process that would be costly, distracting, and potentially lead to results that are not in the best interests of the Company or its shareholders.
• Most concerning is the potential risk of increasing the influence of special-interest groups which could lead to single-issue candidates seeking election to the Board.
• The Board appreciates the full range of views it has received on the matter; however, it doesn’t believe the proposal is in the best interest of the Company. Our current governance practices provide strong Board accountability and protects shareholder rights.
26

Shareholder Proposals - Compensation
REPORT ON COMPENSATION FOR WOMEN (Item 8) - AGAINST
Reasons:
• Diversity valued, underpinned by processes to advance women
• Promote opportunities through all aspects of employment relationship
• Extensive management oversight and review
• Compensation based on individual performance, experience and pay grade, independent of gender
• Corporate Citizenship Report details workforce demographics / diversity and inclusion

REPORT ON COMPENSATION FOR WOMEN (ITEM 8)
The next shareholder proposal is a report on compensation for women.
• First, let me note that ExxonMobil values diversity and has well-established processes to advance women on a global basis. Leadership opportunities for women are promoted through all aspects of the employment relationship, including recruitment, training, advancement, and salary administration. Also, robust development processes and rigorous management reviews allow us to advance our diversity objectives, yielding the most qualified pool of candidates.
• It is important to note that, as an individual advances through various career stages, pay grade and total compensation will advance accordingly. The program compensates each individual at a level commensurate with individual performance, experience and pay grade, independent of gender.
• Detailed information on our workforce demographics and comprehensive diversity and inclusion efforts is available in our Corporate Citizenship Report on our website.
• Our focus on all aspects of the development path, supported by a consistently applied compensation program, continues to result in a diverse pool of highly qualified talent.
27

Shareholder Proposals - Public Issues
REPORT ON LOBBYING (Item 9) - AGAINST
Reasons:
Lobbying necessary to explain / advocate corporation’s position (incl. climate change)
Policy, procedures and oversight posted in Accountability section of company website
Key policy issues reviewed by Management Committee and Board
- Posted in Current Issues section of website
- Lobbying activities aligned with positions
Expenses reported in public Lobbying Disclosure Act filings

REPORT ON LOBBYING (ITEM 9)
The next shareholder proposal is a Report on Lobbying.
• As you know, lobbying is an important process to explain or advocate the corporation’s position at both the federal and state levels, much like many other U.S. companies, labor unions, and NGOs.
• Our policy and procedures governing lobbying, including oversight, can be found in the Accountability section of the Company’s website.
• Key policy issues are reviewed by our Management Committee and the Board, and our position on these issues are posted in the Current Issues section of our website; and as you would expect, our lobbying activities are aligned with those positions.
• Also, in compliance with the Lobbying Disclosure Act, the Company publicly reports its lobbying expenses and the specific issues lobbied to Congress on a quarterly basis via the U.S. Senate’s website. Lobbying reports are also filed with state and local jurisdictions as required by law.
28

Shareholder Proposals - Climate
INCREASE CAPITAL DISTRIBUTIONS (Item 10) - AGAINST
Reasons:
Published Energy and Carbon - Managing the Risks to address questions raised on energy demand, climate change policy and carbon asset risk
Annual Outlook for Energy incorporates key variables including expectations for future climate change policies
Maintain a disciplined capital allocation approach
- Returned $357 billion to shareholders over last 15 years through distributions
- Stress testing addresses range of business risk
- Use proxy cost of carbon, embedded in Outlook since 2007
- Industry leader in return on capital employed

INCREASE CAPITAL DISTRIBUTIONS (ITEM 10)
First among several climate-related proposals is one that seeks to increase capital distributions, meaning dividends and share purchases, in light of climate change related risks.
To address questions raised on the topics of global energy demand and supply, climate change policy and carbon asset risk, the Company previously published a comprehensive report entitled Energy and Carbon – Managing the Risks.
I’ll also highlight that our Outlook for Energy, which details our forward assessment of energy demand and supply, is updated annually and considers many key demand-based variables, including the most up-to-date climate policy information available.
These documents, which are available on our website, provide to shareholders important insight into the merits of our business model and the rigor that underpins our investment plans to create shareholder value.
The Company maintains a disciplined capital allocation approach. It has returned $357 billion to shareholders over last 15 years through distributions, reducing shares outstanding by 40% and growing the dividend over 34 consecutive years.
The Company stress tests its capital investment opportunities, which provides an added margin of safety against many uncertainties.
In this regard, we address the potential for future climate-related policies, including the expectation that future government policies to reduce GHG emissions will become more restrictive, by using a proxy cost of carbon, embedded in the Outlook since 2007.
These factors have positioned ExxonMobil consistently as an industry leader in return on capital employed, being unrelenting in its commitment to shareholder value.
29

Shareholder Proposals - Climate
POLICY TO LIMIT GLOBAL WARMING TO 2°C (Item 11) - AGAINST
Reasons:
Company takes the risk of Climate Change seriously, requiring thoughtful action
- Reduce risks at minimal societal cost
- While providing reliable and affordable energy to improve living standards
Focus should be on practical, achievable solutions, consistent with company mandate
- Energy efficiency, reduced emissions, research, policy options
Outlook for Energy includes expected significant reductions in projected energy use and GHG emissions due to policy actions

POLICY TO LIMIT GLOBAL WARMING TO 2°C (ITEM 11)
Another proponent asks us to establish a policy to limit global warming to 2°C. Let me touch on a few points on how we have proactively addressed this global challenge.
First, you should know that the Company takes the risk of Climate Change seriously, and this risk requires thoughtful action. The long-term objective of climate change policy should be to reduce the risk at minimal societal cost, while also providing reliable and affordable energy to improve global living standards.
The Company remains focused on practical, achievable solutions, consistent with its mandate to provide reliable and affordable energy, rather than focusing on a future global temperature outcome that ultimately will be dictated by many variables beyond the Company’s control.
We have taken action for many years by increasing energy efficiency and reducing emissions in our operations, by providing products that help consumers reduce their emissions, by supporting research to advance technology breakthroughs, and by participating in constructive dialogue on policy options with other stakeholders.
Finally, I’ll note that our annual Outlook for Energy includes a significant reduction in projected energy use and GHG emissions due to efficiency initiatives and expected future government policies. In short, our Outlook by no means represents a “business as usual” case and is generally consistent with other forecasting organizations such as the IEA.
30

Shareholder Proposals - Climate
REPORT ON IMPACTS OF CLIMATE CHANGE POLICIES (Item 12) - AGAINST
Reasons:
Issue framed in Energy and Carbon - Managing the Risks
Current processes sufficiently test portfolio to ensure long-term shareholder value
- Stress testing in annual Outlook for Energy and investment planning
- All proved reserves fully comply with SEC requirements
Outlook consistent with IEA and commitments under Paris Agreement
- Includes potential for climate policies to become increasingly stringent over time
- Use of proxy cost of carbon since 2007
Stress testing considers wide range of variables versus scenario planning

REPORT ON IMPACTS OF CLIMATE CHANGE POLICIES (ITEM 12)
The next climate proposal is a Report on Impacts of Climate Change Policies.
31

Shareholder Proposals - Climate
All Scenarios Require Ongoing Development
Liquids Supply/Demand
MBDOE
120
100
80
60
40
20
0
Demand: IEA New Policies Scenario
Demand: IEA 450 Scenario
Liquids Production in the Absence of Further Investment
Development Required 2010 – 2035
2010 2015 2020 2025 2030 2035
Source: IEA World Energy Outlook 2013
ExxonMobil

REPORT ON IMPACTS OF CLIMATE CHANGE POLICIES (ITEM 12)
• I mentioned earlier that the Company previously published the report Energy and Carbon – Managing the Risks; this report demonstrates the Board’s focus on the importance of assessing the resiliency of the Company’s resource portfolio. As shown in the chart on Page 11 of the report, even in IEA’s 450 scenario, which represents an energy pathway consistent with 2°C, significant hydrocarbon investment will be necessary to meet demand requirements.
32

Shareholder Proposals - Climate
REPORT ON IMPACTS OF CLIMATE CHANGE POLICIES (Item 12) - AGAINST
Reasons:
Issue framed in Energy and Carbon - Managing the Risks
Current processes sufficiently test portfolio to ensure long-term shareholder value
- Stress testing in annual Outlook for Energy and investment planning
- All proved reserves fully comply with SEC requirements
Outlook consistent with IEA and commitments under Paris Agreement
- Includes potential for climate policies to become increasingly stringent over time
- Use of proxy cost of carbon since 2007
Stress testing considers wide range of variables versus scenario planning

REPORT ON IMPACTS OF CLIMATE CHANGE POLICIES (ITEM 12)
The Board believes that the Company’s current processes sufficiently test its portfolio to ensure long-term shareholder value.
Framed by the report mentioned earlier and assessed annually through stress testing in our Outlook for Energy and in investment planning, we remain confident in the commercial viability of our portfolio. It should also be noted that all of our proved reserves fully comply with SEC definitions and requirements as detailed in our annual 10-K filing.
It is also important to note that our Outlook is consistent with other forecasting organizations such as the International Energy Agency, or IEA, as well as the commitments made under the Paris Agreement. In other words, the aggregation of intended nationally determined contributions, which were submitted by governments as part of the Paris Agreement, indicates a greenhouse gas trajectory similar to that anticipated in our Outlook. Further, the Outlook includes an expectation that future government policies to reduce GHG emissions will become increasingly stringent over time and has used a proxy cost of carbon to assess investments since 2007.
Stress testing, which differs from alternative scenario planning, further enables us to consider a wide range of variables in our planning and investment process.
33

Shareholder Proposals - Climate
REPORT RESERVE REPLACEMENTS IN BTUs (Item 13) - AGAINST
Reasons:
Reserves reporting on oil-equivalents basis is industry standard and governed by SEC rules
Redundant reporting on BTU basis will not better inform investment community nor influence investment choices
Outlook for Energy informs business strategy and investment planning
- Assesses energy trends including nuclear and renewables
- Assumes government policies will lead to increasing restrictions on GHG emissions
Company mandate to create long-term shareholder value through energy development

REPORT RESERVE REPLACEMENTS IN BTUs (ITEM 13)
The next shareholder proposal relates to reporting reserve replacements in British Thermal Units, or BTUs.
As you know, reserves reporting on an oil-equivalent basis is the industry standard and governed by SEC rules.
Redundant reporting on a BTU basis, as is suggested by this proposal, will not better inform the investment community nor influence investment choices. Our investments will continue to be dictated by value.
I’m sure it is clear to you by now that our Outlook for Energy informs our business strategy and investment planning. It assesses energy trends including alternatives such as nuclear and renewables, and assumes future government policies on GHG emissions will become increasingly restrictive.
The Company’s mandate is to create long-term shareholder value through energy development, and moving to a system that accounts for reserves differently will not enhance its ability to do so.
34

Shareholder Proposals - Climate
REPORT ON HYDRAULIC FRACTURING (Item 14) - AGAINST
Reasons:
Published Unconventional Resource Development - Managing the Risks to detail risks and management processes
Continued operational enhancements and regulatory development
Annual Corporate Citizenship Report details corporate metrics and risk management activities
Subset of detailed ‘by play’ data requested by proposal not meaningful to shareholders

REPORT ON HYDRAULIC FRACTURING (ITEM 14)
The last shareholder proposal requests a report on hydraulic fracturing, specifically a subset of data by ‘resource play’ or field level.
• In addition to the report I mentioned earlier, the Company has published another significant report entitled Unconventional Resource Development – Managing the Risks. This report describes in detail how the Company assesses and manages risks associated with developing unconventional resources.
• This proposal, submitted now for seven straight years, does not recognize the continued operational enhancements and disclosures made by industry, and the significant expansion of federal and state requirements that govern industry operations.
• Informing shareholders of the risks and how these risks are effectively managed is important, which is why we published the report and why our annual Corporate Citizenship Report details corporate metrics and risk management activities.
• Fundamentally, we believe that a subset of detailed ‘by play’ data as suggested by this proposal would not meaningfully inform shareholders.
35

QUESTIONS

This concludes our prepared remarks. We would now be happy to take your questions.
36

Footnotes
How did we perform? Charts 1-4: (1) Employees and contractors; includes XTO Energy Inc. data beginning in 2011. (2) Workforce safety data from participating American Petroleum Institute (API) companies; 2015 industry data not available at time of publication. (3) Competitor data estimated on a consistent basis with ExxonMobil and based on public information. For definitions and more information, see page 44 of the Summary Annual Report included with the 2016 Proxy Statement. (4) Cumulative (chart 3) and Annualized (chart 4) returns assuming dividends are reinvested when paid. (5) Chevron, Royal Dutch Shell, Total, and BP weighted by market capitalization; shareholder return data for Total available from 1992. (6) Annual data calculated as average of daily prices from U.S. Energy Information Administration (EIA).
How did we perform? Charts 5-7: For the following footnotes, competitor data estimated on a consistent basis with ExxonMobil and based on public information. (7) BP excludes impact of GOM spill, TNK-BP divestment, and 2013 Rosneft investment. For definitions and more information, see page 45 of the Summary Annual Report included with the 2016 Proxy Statement. (8) Total shareholder distributions divided by market capitalization. Shareholder distributions consist of cash dividends and share buybacks. For more information, see page 45 of the Summary Annual Report included with the 2016 Proxy Statement. (9) More information on Strategic Business Results is included in the CD&A, see page 45. (10) Total Capitalization defined as “Net Debt + Market Capitalization”; and Leverage defined as “Net Debt / Total Capitalization.” How do we link performance and pay? Chart 9: (1) Benchmark company data based on public information. Revenues represent the financial year ending in 2015, and include sales-based taxes and revenues from discontinued operations where disclosed. Intersegment revenues are excluded. How did we pay? Formula: (1) The purpose of the two-thirds adjustment is to mitigate the impact of commodity price swings on short-term earnings performance.
How did we pay? Charts 11-14: For definitions of the terms “Reported Pay,” “Realized Pay,” and “Unrealized Pay” as used in this Overview, as well as a list of our compensation benchmark companies, see Frequently Used Terms. (1) Interest rate changes: from 2.5% for 2012 to 3.5% for 2013; to
3.0% for 2014; to 2.75% for 2015. (2) In 2013, the change in pension value was negative (-$6.24 million), but under SEC reporting rules, a negative change in pension value must be shown in the Summary Compensation Table as zero. (3) Exercised last stock options granted in 2001 that would have expired in 2011. No stock options granted since 2001. (4) 2015 benchmark company data not available at time of publication.
How do we manage risk? Charts 15-16: For both examples, and in both programs, 100 shares are granted each year from 2006 to 2016. (1) ExxonMobil equity program: 50 percent of an annual grant of restricted stock or restricted stock units vests in 5 years and the other 50 percent vests in 10 years or retirement, whichever is later. (2) Hypothetical alternate formula-based program: percent of target shares that pay out depending on ExxonMobil’s relative three-year TSR rank versus our primary competitors: Chevron, Royal Dutch Shell, Total, and BP. TSR ranking has been determined by a Monte Carlo simulation that applies equal probability to each rank position. The Monte Carlo simulation method is consistent with U.S. GAAP accounting principles for valuing performance stock awards. Payout factors as follows: 200% of target if ranked 1; 150% of target if ranked 2; 75% of target if ranked 3; and 0% of target if ranked 4 or 5. (3) Annual data calculated as average of daily prices from U.S. Energy Information Administration (EIA).

Frequently Used Terms and Cautionary Statements
Frequently Used Terms
Please also read the footnotes contained throughout this Overview for additional definitions of terms we use and other important information.
Reported Pay is Total Compensation reported in the Summary Compensation Table, except for years 2006 to 2008, where the grant date value of restricted stock as provided under current SEC rules is used to put all years of compensation on the same basis.
Realized Pay is compensation actually received by the CEO during the year, including salary, current bonus, payouts of previously granted Earnings Bonus Units (EBUs), net spread on stock option exercises, market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date. Amounts for compensation benchmark companies include salary, bonus, payouts of non-equity incentive plan compensation, and All Other Compensation as reported in the Summary Compensation Table, plus value realized on option exercise or stock vesting as reported in the Option Exercises and Stock Vested table. It excludes unvested grants, change in pension value, and other amounts that will not actually be received until a future date, as well as any retirement-related payouts from pension or nonqualified compensation plans.
Unrealized Pay is calculated on a different basis from the grant date fair value of awards used in the Summary Compensation Table. Unrealized Pay includes the value based on each compensation benchmark company’s closing stock price at fiscal year-end 2015 of unvested restricted stock awards; unvested long-term share and cash performance awards, valued at target levels; and the “in the money” value of unexercised stock options (both vested and unvested). If a CEO retired during the period, outstanding equity is included assuming that unvested awards, as of the retirement date, continued to vest pursuant to the original terms of the award.
Compensation Benchmark Companies consist of AT&T, Boeing, Caterpillar, Chevron, Ford Motor Company, General Electric, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, United Technologies, and Verizon. For consistency, CEO compensation is based on compensation as disclosed in the Summary Compensation Table of the proxy statements as of April 14, 2016.
Statements regarding future events or conditions are forward-looking statements. Actual future results, including project plans, schedules, and results, as well as the impact of compensation incentives, could differ materially due to changes in oil and gas prices and other factors affecting our industry, technical or operating conditions, and other factors described in Item 1A “Risk Factors” in our most recent Form 10-K. References to oil-equivalent barrels and other quantities of oil and gas herein include amounts not yet classified as proved reserves under SEC rules, but which we believe will ultimately be moved into the proved category and produced.
The term “project” can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.